Prospectus
May 1, 2013

     Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage IISM variable annuity policy.

     The policy is issued by Protective Life Insurance Company. Prior to July 1, 2012, the policy was issued by United Investors Life Insurance Company. (See “Protective Life Insurance Company” for information about the merger of United Investors Life Insurance Company with and into Protective Life Insurance Company.) We do not currently offer this policy for sale to new purchasers.

     To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2013 (known as the “SAI”). For a free copy of the SAI, contact us at our Administrative Office at:

Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

     Protective Life has filed the SAI with the U.S. Securities and Exchange Commission (the “SEC”) and has incorporated it by reference into this prospectus. The SAI’s table of contents appears at the end of this prospectus.

     The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

ADVANTAGE IISM
VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY issued by Protective Life Insurance Company (formerly issued by United Investors Life Insurance Company) through United Investors Annuity Variable Account

     The policy has 11 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and ten variable investment divisions which invest in the following mutual fund portfolios of Ivy Funds Variable Insurance Portfolios:

•	Ivy Funds VIP Asset Strategy
•	Ivy Funds VIP Balanced
•	Ivy Funds VIP Bond
•	Ivy Funds VIP Core Equity
•	Ivy Funds VIP Growth
•	Ivy Funds VIP High Income
•	Ivy Funds VIP International Growth
•	Ivy Funds VIP Money Market
•	Ivy Funds VIP Science and Technology
•	Ivy Funds VIP Small Cap Growth

     Variable annuity policies involve certain risks, and you may lose some or all of your investment.

•	We do not guarantee how any of the investment divisions will perform.
•	The policy is not a deposit or obligation of any bank, and no bank or government agency endorses or guarantees the policy.
•	Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

VARIABLE ANNUITY POLICIES:
ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

U-1053, Ed. 5-11

Table of Contents

Glossary	iv

Summary	1
The Policy	1
Annuity Payments	1
Purchasing the Policy	1
Funding Choices	2
Charges and Deductions.	2
Fee Tables.	3
Taxes.	5
Surrender and Partial Withdrawals.	5
Death Benefit	5
Other Information	5
Inquiries	6

Protective Life Insurance Company	7

United Investors Annuity Variable Account	7
Ivy Funds Variable Insurance Portfolios	8
Fund Management	11

Fixed Account	11

The Policy	11
State Variations.	11
Issuance of a Policy	11
Purchase Payments	12
Allocation of Purchase Payments.	12
Processing Your Policy Transactions: “Good Order” Requirements	13
Policy Value	13
Variable Account Value	13
Fixed Account Value	14
Surrender and Partial Withdrawals.	14
Withdrawals	14
Automatic Partial Withdrawals	15
Surrender	15
Restrictions Under the Texas ORP and Section 403(b) Plans	15
Restrictions Under Other Qualified Policies.	16
Transfers.	16
Dollar Cost Averaging	19
Death Benefit	19
Escheatment of Death Benefit	20
Required Distributions	20
“Free Look” Period	21
Delay or Suspension of Payments	21

Charges and Deductions	22
Annual Deduction	22
Sales Charge	22
Annual Policy Fee	22
Withdrawal Charge.	23
Waiver of Withdrawal Charges Rider.	24
Mortality and Expense Risk Charge	25

Transaction Charge	25
Premium Taxes	25
Other Taxes	25
Fund Expenses	25
Older Policies	25
Reduction in Charges for Certain Groups	26
Annuity Payments	27
Election of Annuity Payment Method	27
Retirement Date	27
Annuity Payment Methods.	27
Distribution of the Policies	29
Federal Tax Matters	29
Qualified Retirement Plans	34
Voting Rights	38
Legal Proceedings	38
Financial Statements	38
Condensed Financial Information	39
Statement of Additional Information Table of Contents	40

Glossary

Administrative Office	Protective Life Insurance Company, P.O. Box 1928, Birmingham, Alabama 35202-
1928 (for written notice sent by U.S. postal service) or Protective Life Insurance
Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for written notice sent by a nationally recognized overnight delivery service).

Annuitant	The annuitant is the individual whose life expectancy determines the size of annuity payments and whose actual lifetime may determine the duration of annuity payments.

Beneficiary	The beneficiary is the individual or individuals to whom the death benefit is paid if the annuitant dies before the retirement date.

Business Day	Each day that the New York Stock Exchange is open for regular trading and our
Administrative Office is open for business. The close of regular trading on the New
York Stock Exchange usually is 4:00 p.m. Eastern Time. (The policy form uses the term “Valuation Period” to refer to business days.)

Joint Annuitant	The joint annuitant, if any, is a second individual whose joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the annuitant may determine the duration of annuity payments.
[Missing Graphic Reference]

Owner’s Designated	The owner’s designated beneficiary (a joint owner, if any, or the beneficiary named
Beneficiary	in the policy) is the individual who becomes owner of the policy upon the death of an owner.

Policy Year	A policy year is a year that starts on the policy’s effective date or on a policy anniversary.

Retirement Date	The retirement date is the date on which annuity payments are to start.

We, Us, Our	We are Protective Life Insurance Company.

You, Your	You are the policy owner.

Summary

This is a summary of some of the more important points that you should know about the Advantage II variable annuity policy. This policy is no longer being sold, although you can still make additional purchase payments if you own a policy.

The Policy

     The Advantage II variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested, plus earnings, if any, to remain in the policy where they can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

     You may divide your Advantage II policy value among the fixed account and its variable investment divisions which invest in portfolios of Ivy Funds Variable Insurance Portfolios. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Ivy Funds Variable Insurance Portfolios you select. You may lose money on investments in the variable investment divisions.

     Like most annuity policies, different rules apply to the Advantage II policy before and after the retirement date you select for your policy. Before the retirement date, you may invest more money in your policy. After the retirement date, you will receive one or more annuity payments. The amount of money you accumulate in your policy before the retirement date has a major effect on the size of the payments you receive after the retirement date.

     This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

     There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

     On the retirement date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

     You may choose among the following ways of receiving your annuity payments:

1.	Payments for the lifetime of an individual you select (the annuitant).
2.	Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).
3.	Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for at least 10 or 20 years.

     Other annuity payment methods are available with our written consent.

Purchasing the Policy

     Your policy can be either a “qualified” policy (one that is designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code, e.g., IRAs, Roth IRAs, and

Section 403(b) tax-sheltered annuities), or a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $5,000. For a qualified policy, the initial investment must be at least $1,200, although we will accept installments of at least $100 per month through a bank draft authorization or a preapproved group payment method. You can make more investments of at least $100 each before the retirement date.

Funding Choices

     You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following portfolios of Ivy Funds Variable Insurance Portfolios:

•	Ivy Funds VIP Asset Strategy
•	Ivy Funds VIP Balanced
•	Ivy Funds VIP Bond
•	Ivy Funds VIP Core Equity
•	Ivy Funds VIP Growth
•	Ivy Funds VIP High Income
•	Ivy Funds VIP International Growth
• •	Ivy Funds VIP Money Market Ivy Funds VIP Science and Technology
•	Ivy Funds VIP Small Cap Growth

     In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

     We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

     We deduct a sales charge of 8.5% of each purchase payment (taken from your policy value in ten annual installments of 0.85% each). We also deduct $50 a year from your policy value for certain administrative expenses. These amounts are deducted on your policy anniversary.

     If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 8% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional policy year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments eight or more years old. We also do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of:

(a)	10% of the total purchase payments you have invested in the policy; or
(b)	10% of your policy value at the time the withdrawal is made.

Some restrictions may apply.

     The withdrawal charge also applies at the retirement date. In addition, we deduct a $20 transaction charge for each withdrawal in excess of four in any one policy year.

     We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 0.90% of the daily net assets of the variable investment divisions.

     In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Ivy Funds Variable Insurance Portfolios.

Fee Tables

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy. State premium taxes may also be deducted.

Transaction Fees
Charge	Amount Deducted - Maximum Guaranteed Charge
Policyowner Transaction Expenses
Deferred Sales Charge(1) (as a percentage of each purchase payment)	8.50% (deducted at 0.85% per year on each of the first ten policy anniversaries following receipt of purchase payment)
Withdrawal Charges(2) (as a percentage of purchase payment being withdrawn)	Upon withdrawal, surrender or annuitization, 8% of purchase payments withdrawn that are less than 1 year old
Transaction Charge	$20 upon each withdrawal in excess of 4 per policy year
Premium Tax Charge	0%-3.50%

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	Amount Deducted - Maximum Guaranteed Charge
Policy Fee:	$50 per policy anniversary
Variable Account Annual Expenses (as a
percentage of daily net assets):
Mortality and Expense Risk Charge	Daily charge at an annual rate of 0.90%

(1) Policies issued before May 1, 1992, or later in some states, may have a Sales Charge of 6% deducted from any purchase payment after the initial purchase payment. For these additional purchase payments, the 8.5% Deferred Sales Charge does not apply and there is no Withdrawal Charge for such payments.

(2) Withdrawal Charge (% of purchase payment being withdrawn):

Number of Policy Anniversaries
Since Receipt of Purchase Payment	0	1	2	3	4	5	6	7	8	+
% of purchase payment	8%	7%	6%	5%	4%	3%	2%	1%	0%

We do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of: (a) 10% of the total purchase payments you have invested in the policy; or (b) 10% of your policy value at the time the withdrawal is made. The withdrawal charge also applies at the retirement date.

     The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2012. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest
Total Annual Portfolio Operating Expenses (expenses that are deducted
from portfolio assets, including management fees, distribution or service	0.47%	—	1.18%
fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)

Examples: The following examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, variable account annual expenses, and portfolio operating expenses. These examples do not reflect any premium tax charges.

     The examples assume that you invest $10,000 in the policy for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum portfolio expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

>If you surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

Investment Division	1 year	3 years	5 years	10 years
IVY Funds VIP Asset Strategy	$858	$1,138	$1,424	$2,395
IVY Funds VIP Balanced	$858	$1,138	$1,424	$2,395
IVY Funds VIP Bond	$836	$1,070	$1,305	$2,146
IVY Funds VIP Core Equity	$859	$1,141	$1,428	$2,406
IVY Funds VIP Growth	$857	$1,135	$1,419	$2,385
IVY Funds VIP High Income	$852	$1,117	$1,388	$2,320
IVY Funds VIP International Growth	$875	$1,189	$1,511	$2,576
IVY Funds VIP Money Market	$806	$975	$1,144	$1,801
IVY Funds VIP Science and Technology	$874	$1,186	$1,505	$2,565
IVY Funds VIP Small Cap Growth	$872	$1,183	$1,500	$2,555

>If you do not surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

Investment Division	1 year	3 years	5 years	10 years
IVY Funds VIP Asset Strategy	$210	$648	$1,112	$2,395
IVY Funds VIP Balanced	$210	$648	$1,112	$2,395
IVY Funds VIP Bond	$186	$576	$990	$2,146
IVY Funds VIP Core Equity	$211	$651	$1,117	$2,406
IVY Funds VIP Growth	$209	$645	$1,107	$2,385
IVY Funds VIP High Income	$203	$626	$1,075	$2,320
IVY Funds VIP International Growth	$228	$701	$1,202	$2,576
IVY Funds VIP Money Market	$154	$477	$824	$1,801
IVY Funds VIP Science and Technology	$227	$698	$1,196	$2,565
IVY Funds VIP Small Cap Growth	$225	$695	$1,191	$2,555

     These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

     You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy before your retirement date, taxable earnings generally are considered to be paid out first, followed by your investment in the policy. After the retirement date, annuity payments from non-qualified policies are considered in part a return of your investment so that a portion of each payment is not taxable until your investment in the policy has been recovered.

     You are generally required to pay taxes on all amounts withdrawn from a qualified policy because purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

     Taxable distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1 / 2 .

Surrender and Partial Withdrawals

     You may surrender the policy before the retirement date for its policy value less any withdrawal charge and any premium tax charge.

     You may make a partial withdrawal of cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

     Surrenders and withdrawals may be taxable, and if taken before age 59 1 / 2 , then a 10% Federal tax penalty may apply. Surrenders and withdrawals from qualified policies may be severely restricted or prohibited.

     You cannot surrender the policy or make a withdrawal after the retirement date.

     Withdrawals will negatively affect your policy value and may negatively affect the death benefit and any other policy guarantees.

Death Benefit

     The policy provides a death benefit if the annuitant dies before the retirement date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

The death benefit is the greatest of:

(a)	your policy value at the time the death benefit is paid.
(b)	the total purchase payments you have invested in the policy (less any withdrawals you have made and withdrawal charges and transaction charges); or
(c)
the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

     The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

Other Information

     Free Look: You may cancel the policy by returning it in good order either to our Administrative Office or to the registered agent who sold it within 10 days after you receive it. (See “Processing Your Policy Transactions: “Good Order” Requirements”.) When we receive the returned policy, we will cancel it and refund the greater of your policy value or your purchase payments. During this “free look” period, purchase payments that were allocated to any variable investment division are held in the money market investment division. (The “free look” period may be longer in some states.)

     Automatic Partial Withdrawals: You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than four withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2 .

     Waiver of Withdrawal Charges Rider: If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if the annuitant (1) becomes confined in a qualified nursing home or qualified hospital or qualified hospice care program; (2) becomes totally disabled; or (3) is diagnosed with a terminal illness. (See your policy for state variations, as certain provisions may be different due to legal requirements.)

     Transfers: Before the retirement date, you may transfer all or part of your policy value among the 11 funding choices. However, you may transfer out of the fixed account only once each policy year. Other restrictions apply, especially to fixed account transfers. We may severely restrict transfers in the future or even revoke the transfer privilege for certain owners. (See “Transfers.”)

     After the retirement date, the annuitant may reallocate his or her annuity value among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the retirement date, transfers from the fixed account to the variable investment divisions are not permitted.

     Dollar Cost Averaging: Before the retirement date, you may have automatic monthly transfers made from the money market investment division to as many as four of the other variable investment divisions. Certain minimums and other restrictions apply.

     Tax-Free “Section 1035” Exchanges:You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different.You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

     Financial Information: Condensed financial information for the variable investment divisions is located at the end of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

     State Variations: Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our Administrative Office for additional information that may be applicable to your state.

Inquiries

     If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at our Administrative Office:

Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

     The policy is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

     NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Ivy Funds Variable Insurance Portfolios prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe all of the limitations or restrictions. (See “Qualified Retirement Plans.”)

Protective Life Insurance Company

The policy is issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2012, Protective Life had total assets of approximately $57.2 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $57.4 billion at December 31, 2012.

Prior to July 1, 2012, the policy was issued by United Investors Life Insurance Company (“United Investors”), at that time a wholly owned subsidiary of Protective Life. United Investors was incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. On December 31, 2010, Protective Life acquired the stock of United Investors, and effective following the close of business on July 1, 2012, United Investors merged with and into Protective Life. Protective Life was the surviving company, and assumed responsibility for United Investor’s obligations under the policy.

Please note: The merger does not affect your policy benefits or any other terms or conditions under the policy; there are no tax consequences for you as a result of the merger; and you are not charged any additional fees or expenses as a result of the merger.

United Investors Annuity Variable Account

     The variable investment divisions are “sub-accounts” or divisions of the United Investors Annuity Variable Account (the “Variable Account”). The Variable Account was established as a segregated asset account on December 8, 1981 and modified on January 5, 1987. In connection with the merger of United Investors Life Insurance Company with and into Protective Life, the Variable Account was transferred to Protective Life on July 1, 2012.

     The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into ten investment divisions. Each division invests exclusively in shares of a single portfolio of Ivy Funds Variable Insurance Portfolios. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

     The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions that are attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

     The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

     We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Ivy Funds Variable Insurance Portfolios

     The Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios, a mutual fund with the following separate investment portfolios available to the Variable Account:

1.	Ivy Funds VIP Asset Strategy;
2.	Ivy Funds VIP Balanced;
3.	Ivy Funds VIP Bond;
4.	Ivy Funds VIP Core Equity;
5.	Ivy Funds VIP Growth;
6.	Ivy Funds VIP High Income;
7.	Ivy Funds VIP International Growth;
8.	Ivy Funds VIP Money Market;
9.	Ivy Funds VIP Science and Technology; and
10.	Ivy Funds VIP Small Cap Growth.

      The assets of each portfolio of Ivy Funds Variable Insurance Portfolios are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The investment divisions buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

     We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

     The following table summarizes each portfolio’s investment objective(s). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the Ivy Funds Variable Insurance Portfolios prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies

Ivy Funds VIP	Ivy Funds VIP Asset Strategy seeks to provide total return. It seeks to achieve its objective
Asset Strategy	by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments precious metals and investments with exposure to various foreign currencies.

Ivy Funds	Ivy Funds VIP Balanced seeks to provide total return through a combination of capital
VIP Balanced	appreciation and current income. It seeks to achieve its objective by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

Portfolio	Investment Objective(s) and Certain Policies

Ivy Funds	Ivy Funds VIP Bond seeks to provide current income consistent with preservation of capital.
VIP Bond	It seeks to achieve its objective by investing primarily in investment grade debt securities.
The Portfolio considers debt securities to be investment grade if they are rated BBB-or higher by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO)
or, if unrated, determined by Waddell & Reed Investment Management Company
(WRIMCO), the Portfolio’s investment manager, to be of comparable quality. During normal circumstances, the Portfolio invests at least 80% of its net assets in bonds, including corporate bonds, mortgage-backed securities, securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities (U.S. government securities), and other asset-backed securities.

Ivy Funds VIP	Ivy Fund VIP Core Equity seeks to provide capital growth and appreciation. It seeks to
Core Equity	achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies that Waddell &
Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes have dominant market positions in their industries.

Ivy Funds	Ivy Funds VIP Growth seeks to provide growth of capital. It seeks to achieve its objective by
VIP Growth	investing primarily in a diversified portfolio of common stocks issued by large capitalization companies that Waddell & Reed Investment Management Company (WRIMCO), the
Portfolio’s investment manager, believes are high-quality, growth-oriented companies with appreciation possibilities.

Ivy Funds VIP	Ivy Funds VIP High Income seeks to provide total return through a combination of high
High Income	current income and capital appreciation. It seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (bank loans), of U.S. and foreign issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s
investment manager, consistent with the Portfolio’s objective.

Ivy Funds VIP	Ivy Funds VIP International Growth seeks to provide growth of capital. It seeks to achieve
International	its objective by investing primarily in common stocks of foreign companies that Waddell &
Growth	Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are competitively well-positioned, gaining market share, have the potential for long-
term growth and operate in regions or countries that WRIMCO believes possess attractive growth characteristics.

Ivy Funds VIP	Ivy Funds VIP Money Market seeks to provide current income consistent with maintaining
Money Market*	liquidity and preservation of capital. It seeks to achieve its objective by investing in U.S.
dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities are rated in one of the two highest categories by a nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell &
Reed Investment Management Comanpy (WRIMCO), the Portfolio’s investment manager, to be of comparable quality.

Ivy Funds VIP	Ivy Funds VIP Science and Technology seeks to provide growth of capital. It seeks to
Science and	achieve its objective by investing primarily in the equity securities of science and technology
Technology	companies around the globe. Under normal circumstances, the Portfolio invests at least 80%
of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Waddell & Reed Investment Management
Company (WRIMCO), the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage.

Portfolio	Investment Objective(s) and Certain Policies
Ivy Funds VIP Small Cap Growth
Ivy Funds VIP Small Cap Growth seeks to provide growth of capital. It seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small cap companies.

*
During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges. There is no assurance that the Ivy Funds VIP Money Market portfolio will maintain a stable net asset value per share.

     We may add new portfolios, delete any of the current portfolios, or substitute new portfolios for the current ones. See the Statement of Additional Information.

     In addition to the Variable Account, Ivy Funds Variable Insurance Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Ivy Funds Variable Insurance Portfolios prospectus.

     These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Certain Payments We Receive With Regard to the Portfolios

     We receive 12b-1 fees from the Ivy Funds Variable Insurance Portfolios’ distributor that are based on a percentage of the average daily net assets of the Ivy Funds Variable Insurance Portfolios attributable to the policies and to certain other variable insurance policies issued or administered by us (or our affiliate). Rule 12b-1 fees are paid out of portfolio assets as part of the Ivy Funds Variable Insurance Portfolios’ total annual portfolio operating expenses. Payments made out of portfolio assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. We anticipate receiving a maximum 12b-1 fee of 0.25% on an annual basis.

     In addition, a Portfolio’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the policy (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

     Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the policies; and, in our role as intermediary, the Portfolios. We (and our affiliates) may profit from these payments. The amount of the payments may be significant.

     For details about the compensation payments we make in connection with the sale of the policies, see “Distribution of the Policies.”

Fund Management

     Waddell & Reed Investment Management Company, the manager of Ivy Funds Variable Insurance Portfolios, provides investment advisory services to its portfolios. The manager is a wholly-owned indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Fixed Account

     The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

     The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

     As the policy owner, you determine the allocation of policy value to the fixed account. Before the retirement date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. After the retirement date, transfers out of the fixed account are not allowed. After the retirement date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See “Transfers.”)

The Policy

     The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

     Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our Administrative Office for additional information that may be applicable to your state.

Issuance of a Policy

     You will note that some of the following procedures speak to marketing of the policy. As previously discussed, the policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

     If you wish to purchase a policy, you must complete an application and send it and the initial purchase payment in good order to our Administrative Office. (See “Processing Your Policy Transactions: “Good Order” Requirements”.) We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment at our Administrative Office. If the application can be accepted in the form received, the initial purchase payments will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met. Both you (the policy owner) and the annuitant (if different) must be less than 85 1/ years old when you purchase a policy. The policy will only become effective when we accept your application.

     There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your purchase payment is allocated among the variable investment divisions and the fixed account.

     You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See “Delay or Suspension of Payments.”

     Replacement of Existing Annuity. It may not be in your best interest to surrender or exchange existing annuity contracts in connection with the purchase of the policy. You should compare your existing annuity and the policy carefully. You should not replace your existing annuity unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing annuity and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing annuity for cash and then buy the new policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

Purchase Payments

     The initial purchase payment for non-qualified policies must be at least $5,000. For qualified policies, the initial purchase payment must be at least $1,200. As an exception for qualified policies, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year.

     Additional purchase payments for non-qualified policies may be in amounts of $100 or more. For qualified policies, additional purchase payments may be made in amounts of $50 or more.

     If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

Allocation of Purchase Payments

     You determine in the application how the initial purchase payment will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

     Between the date that we receive the initial purchase payment at our Administrative Office and your policy’s effective date, we will credit interest on the purchase payment as if it were invested in the money market investment division. Then, for seventeen days after your policy’s effective date:

(a)	the portion of the initial purchase payment to be allocated to any of the variable investment divisions (plus any accrued interest) will be allocated to the money market investment division; and
(b)
the portion of the initial purchase payment to be allocated to the fixed account (plus any accrued interest) will be credited with interest as if it were invested in the money market investment division.

     Any additional purchase payments we receive at our Administrative Office prior to the seventeenth day after your policy’s effective date will be treated the same way. At the end of this period, your policy value will be transferred to the variable investment divisions and the fixed account in accordance with your allocation instructions. If the seventeenth day is not a business day, then we will make this transfer on the next business day thereafter. (The seventeen-day period is intended to cover the 10-day “free look” period, plus 7 days for processing and policy delivery.) This period may be longer than seventeen days in some states.

     If we receive an additional purchase payment at our Administrative Office on or after the seventeenth day after your policy’s effective date, we will allocate the purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

     All instructions for allocations must be received in good order (see below). Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount.

     Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Processing Your Policy Transactions: “Good Order” Requirements

     We cannot process your requests for transactions relating to the policy until we have received the requests in good order at our Administrative Office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the variable investment divisions affected by the requested transaction, the signatures of all policy owners, exactly as registered on the policy, social security number or taxpayer I.D., spousal consent, and any other information or supporting documentation that we may require. With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Policy Value

Your policy value prior to the retirement date is equal to:

(a)	your variable account value; plus

(b)	your fixed account value.

      Variable Account Value. Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or Protective Life’s Administrative Office is closed.

     On your policy’s effective date, your variable account value is equal to the portion of the initial purchase payment allocated to the variable investment divisions (plus any accrued interest from the date we received the initial purchase payment at our Administrative Office to the policy’s effective date). On any business day thereafter, the value of each variable investment division under your policy equals:

(a)
the value of the investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the previous business day, increased or decreased by its investment experience and daily charge; plus

(b)	the amount of any purchase payments allocated to the investment division since the previous business day; plus

(c)	the amount of any transfers into the investment division since the previous business day; minus

(d)	the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

(e)	the amount of any transfers out of the investment division since the previous business day; minus

(f)	the portion of any annual deduction allocated to the investment division since the previous business day; minus

(g)	the portion of any deduction for premium taxes allocated to the investment division since the previous business day.

     Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

Fixed Account Value. At the end of any business day, your fixed account value is equal to:

(a)	the sum of all purchase payments allocated to the fixed account; plus

(b)	any amounts transferred into the fixed account; plus

(c)	total interest credited; less

(d)	any amounts transferred out of the fixed account; less

(e)	the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

(f)	the portion of the annual deduction and premium taxes which is allocated to the fixed account.

Surrender and Partial Withdrawals

     Withdrawals. You generally may make a partial withdrawal from your policy value prior to the retirement date. You must send a written request in good order to our Administrative Office in a form acceptable to us. Withdrawal requests must be signed by the owner and joint owner (if any) to be considered in good order. Requests should also include tax withholding instructions. If no tax withholding election is made, we will process the request and withhold taxes. A partial withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a partial withdrawal. If your policy value would be less than $2,000, we will treat the request for a partial withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request at our Administrative Office (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year.

     You can specify that the partial withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the partial withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

     You may request up to four withdrawals per policy year without a transaction charge. If you request more than these four withdrawals, there will be a $20 transaction charge for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 8% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See “Withdrawal Charge” and “Transaction Charge.”) Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the retirement date.

     Partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. Withdrawals may be restricted under qualified policies. (See “Federal Tax Matters” and “Qualified Retirement Plans.”)

     Automatic Partial Withdrawals. You may also establish automatic partial withdrawals by submitting a onetime written request, in good order, to our Administrative Office. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the retirement date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply.

     Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

     Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See “Federal Tax Matters.”)

     Surrender. You may surrender your policy for its policy value, less any withdrawal charge and premium taxes, as calculated at the end of the business day when we receive your request in writing, in good order, at our Administrative Office. (The withdrawal charge, described below, is only applicable if a surrender or annuitization occurs in the first eight policy years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request at our Administrative Office in good order (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive (at our Administrative Office) your written request for surrender in good order. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. Surrenders may be restricted under qualified policies. (See “Federal Tax Matters” and “Qualified Retirement Plans.”) No surrender may be made after the retirement date. Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order. If no tax withholding instructions are received, we will process the request and withhold taxes. Surrenders are final. Once the policy is surrendered it may not be reinstated. Furthermore, if you request a Section 1035 tax-free exchange and the policy is terminated, it may not be reinstated.

Signature Guarantees

Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

     Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

     An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

     A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

     Restrictions Under the Texas ORP and Section 403(b) Plans. The Texas Educational Code does not permit participants in the Texas Optional Retirement Program (“ORP”) to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

(a)	termination of employment in the Texas public institutions of higher education;

(b)	retirement; or

(c)	death.

Accordingly, a participant in the ORP (or the participant’s estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

     Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

(a)	elective contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

(a)	death of the employee;

(b)	reaching age 59½;

(c)	severance from employment;

(d)	disability;

(e)	hardship; or

(f)	a qualified reservist distribution under Section 72(t)(2)(G) of the Code.

     If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

     Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued. (See “Qualified Retirement Plans.”)

Transfers

     Transfers of Policy Values. You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the retirement date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the retirement date.

     You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, then no transfer into the fixed account may be made for six months from the transfer date.

Any amount transferred must be at least:

(a)	$500; or

(b)	the total value of the variable investment division or fixed account, if less.

In addition, any amount transferred from the fixed account to a variable investment division may not exceed the greater of:

(a)	25% of the prior policy anniversary’s fixed account value; or

(b)	the amount of the prior policy year’s transfer.

     Transfers of Annuity Units. You are not allowed to transfer value from the fixed account to the variable investment divisions after the retirement date. The annuitant may transfer values among the variable investment divisions or from the variable investment divisions to the fixed account once per policy year after the retirement date.

     Transfer Procedures. Transfers may be made by written requests satisfactory to us or by calling us if we have your written authorization for telephone transfers on file. You may also request transfers by FAX (see below). A transfer will take effect on the date we receive the request in good order at our Administrative Office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Delay or Suspension of Payments” for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

     Telephone Transactions. If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you experience problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

     Notice for Facsimile (FAX) Transactions. You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at the following number prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in good order in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:
Variable Products Division
FAX Number: 205-268-6479

     There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and those outages or slowdowns may prevent or delay our receipt of your request.

     Limitations on Frequent Transfers, Including “Market Timing” Transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of the portfolio securities held by an underlying mutual fund (“Fund”) and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next business day or thereafter.

     When you request a transfer among the variable investment divisions, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other policy owners, beneficiaries, annuitants, or owners of other variable policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•	Increased brokerage, trading and transaction costs;

•	Disruption of planned investment strategies;

•	Forced and unplanned liquidation and portfolio turnover;

•	Lost opportunity costs; and

•	Large asset swings that decrease the Fund’s ability to provide maximum investment return to all policy owners.

     In order to try to protect our policy owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other policy owners, beneficiaries, annuitants and policy owners of other variable policies we issue that invest in the Variable Account.

     We monitor transfer activity in the policies to identify frequent transfer activity in any policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same variable investment divisions within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging program when monitoring for frequent transfer activity.

     When we identify transfer activity exceeding our established parameters in a policy or group of policies that appear to be under common control, we suspend non-written methods of requesting transfers for that policy or group of policies. All transfer requests for the affected policy or group of policies must be made by written notice. We notify the affected policy owner(s) in writing of these restrictions.

     In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the market timing policies established by the Fund.

     Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the policy owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that policy owner’s transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

     We apply our Market Timing Procedures consistently to all policy owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

     Policy owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging

     Before the retirement date, you may authorize automatic transfers of a fixed dollar amount from the money market division to as many as four of the other variable investment divisions. Automatic transfers will be made monthly on the day of the month you select. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

     The minimum automatic transfer amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each other variable investment division selected.

     Participation in the automatic transfer program does not guarantee a greater profit, nor does it protect against loss in declining markets. You should consider your ability to continue the program through all market conditions. Automatic dollar cost averaging transfers will not be counted as transfers for purposes of the 12-transfer limit specified in “Transfers” above.

Death Benefit

     The policy pays a death benefit to the beneficiary (or beneficiaries) named in the policy if the annuitant dies before the retirement date while the policy is in force. The death benefit is only payable on the death of the annuitant. No death benefit is payable on the death of the owner, if different from the annuitant. The death benefit is the greatest of:

(a)	the policy value;

(b)	the total purchase payments made, less any amounts withdrawn, less any withdrawal charges on the amounts withdrawn, and less any transaction charges; or

(c)
the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant’s 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant’s 85th birthday.

     Upon receiving due proof of death and any other documents, forms and information we need at our Administrative Office, we will pay the death benefit proceeds to the beneficiary (or beneficiaries) in a lump sum or under one of the annuity payment methods, subject to the “Required Distributions” rules discussed below. (See “Annuity Payments.”) However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive (i) due proof of death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods) and (iii) any other documents, forms and information we need. When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

     If the annuitant or the owner dies after the retirement date, the amount payable, if any, will be as provided in the annuity payment method then in effect.

     If the annuitant dies before the retirement date and the annuitant is also the owner or a joint owner of the policy, then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See “Required Distributions” below.)

     The beneficiary named in the policy will not always have a right to the death benefits even if the annuitant or owner dies. If there is a surviving joint owner at the annuitant’s death, and the surviving joint owner continues the policy in accordance with the required distributions rules, then the beneficiary named in the policy will not receive the death benefit proceeds. If, upon death of any owner, the owner’s designated beneficiary elects to continue the policy in accordance with the required distributions rules, then the beneficiary named in the policy does not have a right to receive the death benefit proceeds.

     As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary’s creditors.

Payment of the death benefit is subject to our financial strength and claims-paying ability.

Escheatment of Death Benefit

     Every state has unclaimed property laws which generally declare annuity policies to be abandoned after a period of inactivity of 3 to 5 years from the contract’s retirement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

Required Distributions

     In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

(a)	if any owner dies before the retirement date, then the entire interest in the policy will be distributed within five years after the date of that owner’s death; and

(b)
if any owner dies on or after the retirement date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death.

These requirements will be considered satisfied as to any portion of the owner’s interest that is payable as annuity payments, beginning within one year of that owner’s death, that will be made over the life of the owner’s designated beneficiary or over a period not extending beyond his life expectancy.

     If any owner dies before the retirement date, then ownership of the policy passes to the owner’s designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the owner’s designated beneficiary is the joint owner. If there is no joint owner and the owner dies, then the owner’s designated beneficiary is the beneficiary named in the policy.

     If the owner or joint owner is not a natural person, then the death of the annuitant will be treated as the death of an owner.

     If the owner’s designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required. The right of a spouse to continue the policy and all policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this policy will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

     If an annuitant is an owner or joint owner and that annuitant dies before the retirement date, and if the owner’s designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner’s designated beneficiary:

(a)	elects to delay receipt of the proceeds for up to five years from the date of the annuitant/owner’s death;

(b)	is the deceased owner’s spouse and elects to continue the policy; or

(c)	elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

     The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

Other rules may apply to qualified policies.

“Free Look” Period

     If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day “free look” period, we will refund the greater of the policy value or the purchase payment that was paid, and the policy will be void from its effective date. To cancel the policy, we generally require that you mail or deliver it either to our Administrative Office or to the registered agent who sold it within 10 days after you receive it. (See “Allocation of Purchase Payments.”) The “free look” period may be longer than 10 days where required by state law.

Delay or Suspension of Payments

     We will normally pay a surrender or any withdrawal within seven days after we receive your written request in good order at our Administrative Office. However, payment of any amount from the Variable Account may be delayed or suspended whenever:

(a)
the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

(b)	the U.S. Securities and Exchange Commission by order permits postponement for the protection of policyholders; or

(c)
an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the investment divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

     If, pursuant to SEC rules, the Ivy Funds VIP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of the fund portfolio, then we may delay payment of any transfer, partial surrender, surrender, or death benefit from the corresponding investment division until the fund portfolio is liquidated.

     Payment of any amounts from the fixed account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than the guaranteed minimum interest rate.

     Payments under the policy of any amounts derived from purchase payments paid by check may be delayed until such time as the check has cleared your bank.

     Federal law designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate Federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Charges and Deductions

     We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, there is a sales charge of 8.5% of each purchase payment, deducted in 10 equal installments from the policy value over the first ten policy anniversaries following the date the purchase payment is received. In addition, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Annual Deduction

     On each policy anniversary, we deduct two charges from your policy value. One is for sales expenses and one is an annual policy fee for administrative expenses. These deductions will be made from the variable investment divisions and the fixed account in the same proportion that their values bear to the total policy value.

     Sales Charge. We deduct a sales charge of 0.85% of each purchase payment on each of the first ten policy anniversaries following the receipt of the purchase payment. (As noted above, this would result in a sales charge of 8.5% of each purchase payment.) The sales charge partially compensates us for certain sales and other distribution expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising and other marketing and sales promotional activities.

     Annual Policy Fee. We deduct an annual policy fee of $50 from each policy, for administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the retirement date, this charge is deducted on each policy anniversary. After the retirement date, this charge is deducted pro rata from each annuity payment.

Withdrawal Charge

We may deduct a withdrawal charge if you:

(a)	make partial withdrawals under the policy;

(b)	surrender the policy; or

(c)	annuitize the policy.

     The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal (in the case of a partial withdrawal) or the total purchase payments (in the case of a surrender or annuitizing), as specified in the following table of withdrawal charge rates:

Number of Policy Anniversaries
since receipt of Purchase Payment:	0	1	2	3	4	5	6	7	8	+
Withdrawal Charge
(% of Purchase Payment):	8%	7%	6%	5%	4%	3%	2%	1%	none

     There is a “free withdrawal amount” that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

(a)	is 10% of cumulative purchase payments; and

(b)	is 10% of policy value at the time of withdrawal.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

     The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

 For purposes of calculating the withdrawal charge:

(a)	the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation (earnings), if any, last;

(b)	amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

(c)
if the surrender value is withdrawn or applied under an annuity payment method, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge, including those purchase payments which have not been previously assessed a withdrawal charge due to the free withdrawal amount.

For example, assume an $80,000 initial purchase payment is made, and by the fourth policy year the policy value is $100,000. A free withdrawal is made for $10,000 that incurs no withdrawal charge. If a full surrender is made later that year, since the $10,000 free withdrawal was not considered a withdrawal of the $80,000 initial purchase payment, the full withdrawal charge of $4,000 (5% withdrawal charge x $80,000 initial purchase payment) is deducted from the remaining policy value.

     As shown above, the withdrawal charge percentage varies, depending on the “age” of the purchase payments included in the withdrawal—that is, the number of policy years since the purchase payment was paid. A withdrawal charge of 8% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each policy year. Amounts representing purchase payments that are at least 8 years old may be withdrawn without charge.

     We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

     The amounts we receive from the withdrawal charge, along with the sales charge, may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

     In most states we waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met.

Confinement Provision. The conditions for waiver of withdrawal charges for confinement include:

(a)	the policy was in force at least one year at the time the confinement began;

(b)	the annuitant was age 75 or younger on the policy date;

(c)	the annuitant has been continuously confined to a “Nursing Home,” “Hospital,” or “Hospice Care Program” for at least 60 days;

(d)	such confinement was recommended by a “Physician” due to an injury, sickness or disease; and

(e)	written notice and satisfactory proof of confinement are received at our Administrative Office no later than 90 days after confinement ends.

Terminal Illness Provision. The conditions for waiver of withdrawal charges for terminal illness include:

(a)	the diagnosis of terminal illness was made by a “Physician” on or after the effective date of this policy and rider;

(b)	written notice and satisfactory proof of the annuitant’s terminal illness are received at our Administrative Office within 90 days of the date of diagnosis; and

(c)	there is reasonable medical certainty that the death of the annuitant from a non-correctable medical condition will occur within 12 months from the date of the Physician’s statement.

Total Disability Provision. The conditions for waiver of withdrawal charges for total disability include:

(a)	written notice and proof of total disability are received at our Administrative Office before the withdrawal;

(b)	the total disability has existed continuously for at least six months;

(c)	the policy and rider are in force at the time total disability began; and

(d)	the policy anniversary coinciding with or next following the annuitant’s 60th birthday has not passed at the time total disability began.

     We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states.

Mortality and Expense Risk Charge

     We deduct a daily charge from the variable investment divisions at an effective annual rate of 0.90% of their average daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the retirement date.

     The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

     You may make up to four withdrawals per policy year without a transaction charge. After the fourth withdrawal in a policy year, a $20 transaction charge will apply to each additional withdrawal. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The $20 transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

     We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Other Taxes

     Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Fund Expenses

     The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of Ivy Funds Variable Insurance Portfolios. (See “Summary—Fee Tables.”)

Older Policies

     For some older policies—issued before May 1, 1992 (or later in some states)—a sales charge of 6% is deducted from any purchase payment after the initial purchase payment. However, for such additional purchase payments, the 8.5% sales charge (otherwise deducted in ten annual installments) does not apply and there is no withdrawal charge for such payments.

     Certain of these older policies may be amended to eliminate the 6% sales charge deducted from additional purchase payments, replacing it with a sales charge of 8.5% spread over ten annual installments. These changes might be made by restating the entire policy with its original effective date and other data. (See your policy.)

Reduction in Charges for Certain Groups

We may reduce or eliminate the sales, administrative, or withdrawal charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy;

(b)	our customers or distributors of the policies who are transferring existing policy values to another Protective Life policy, or, at our request, to another investment;

(c)	individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

(d)	individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

     We will not reduce or eliminate the sales, administrative, or withdrawal charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments

Election of Annuity Payment Method

     As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the retirement date, by written request any time at least 30 days before the retirement date. We may require the exchange of the policy for a contract covering the method selected.

Retirement Date

     Ordinarily, the first annuity payment will be made as of the retirement date. You select the retirement date in the application for the policy. Protective has an administrative practice not to allow a retirement date that is later than the oldest owner’s or annuitant’s 95th birthday. You may change the retirement date by giving us written notice in good order at least 30 days before the old retirement date (and at least 30 days before the new retirement date), provided that the new retirement date is no later than the oldest owner’s or annuitant’s 95th birthday. A retirement date must be the first day of any calendar month. It must also be at least 30 days after the policy’s effective date. If the retirement date occurs during the first eight policy years after receipt of a purchase payment, a withdrawal charge will apply. (See “Withdrawal Charge.”)

     Retirement dates that occur or are scheduled to occur at an advanced age for the annuitant (e.g., past age 85), may in certain circumstances have adverse income tax consequences. (See “Federal Tax Matters.”) Distributions from qualified policies may be required before the retirement date.

Annuity Payment Methods

     The policy value as of 14 days before the retirement date (less any premium taxes and withdrawal charges) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both. At this time Protective does not allow a “partial annuitization,” i.e., we do not allow you to apply a portion of your policy value to an annuity payment method while maintaining the remaining policy value available for partial surrenders or a full surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

     Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

Annuity payment methods currently include:

Life Annuity with No	This method provides monthly annuity payments during the lifetime of the
Guaranteed Period	annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.

Joint Life Annuity	This method provides monthly annuity payments during the lifetime of the
Continuing to	annuitant and a joint annuitant. Payments will continue to the survivor for
the Survivor	the survivor’s remaining lifetime. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.

Life Annuity with 120 or	This method provides monthly annuity payments during the lifetime of the
240 Monthly Payments	annuitant. A guaranteed period of 120 or 240 months (10 or 20 years) may
Guaranteed	be chosen. If the annuitant dies prior to the end of this guaranteed period, monthly annuity payments will be made to the beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

     If you have not selected an annuity payment method on the retirement date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the retirement date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

     The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

(a)
variable annuity payments vary with the investment experience of the underlying portfolios of Ivy Funds Variable Insurance Portfolios and you therefore bear the investment risk under variable annuity payments; and

(b)	annuitants may die before the actuarially predicted date of death.

     Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

     The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, payments guaranteed for 20 years will be less than payments guaranteed for 10 years.

     Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the “assumed investment rate,” better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year. The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

     Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the retirement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two-year setback results in lower annuity payments than if no setback is used.

     If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

     After the retirement date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See “Voting Rights” and “Transfers.”)

     The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court’s decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Distribution of the Policies

     Investment Distributors, Inc. (“IDI”), 2801 Highway 280 South, Birmingham, Alabama, 35223, is the principal underwriter (as defined under Federal securities laws and regulations) of the policies since July 1, 2012. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

     To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	The withdrawal charge;

•	the mortality and expense risk charge;

•	the administrative charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

     Commissions paid on the contract, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

Federal Tax Matters

Introduction

     The following discussion of the Federal income tax treatment of the policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of the policy is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Internal Revenue Code (“Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

     This discussion does not address state or local tax consequences associated with the purchase of the policy. In addition, Protective Life makes no guarantee regarding any tax treatment — Federal, state or local — of any policy or of any transaction involving a policy.

The Company’s Tax Status

     Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing Federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a policy. Protective Life does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

     Under existing provisions of the Code, except as described below, any increase in an owner’s policy value is generally not taxable to the owner until received, either in the form of annuity payments as contemplated by the policies, or in some other form of distribution. However, this rule applies only if:

(1)	the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations;

(2)	the Company, rather than the owner, is considered the owner of the assets of the Variable Account for Federal income tax purposes; and

(3)	the owner is an individual (or an individual is treated as the owner for tax purposes).

Diversification Requirements

     The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the policy will not be treated as an annuity policy for Federal income tax purposes and the owner would generally be taxable currently on the excess of the policy value over the premiums paid for the policy. Protective Life expects that the Variable Account, through the Ivy Funds Variable Insurance Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment

     In certain circumstances, variable annuity policy owners may be considered the owners, for Federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their policies. In those circumstances, income and gains from the segregated asset account would be currently includable in the policy owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable policy owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. Protective Life therefore reserves the right to modify the policy as necessary to attempt to prevent policy owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner

     As a general rule, policies held by “nonnatural persons” such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity policies for Federal tax purposes. The income on such policies (as defined in the tax law) is taxed as ordinary income that is received or accrued by the owner of the policy during the taxable year. There are several exceptions to this general rule for nonnatural owners. First, policies will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the policy as an agent for a natural person. Thus, if a group policy is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for Federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a policy under a non-qualified deferred compensation arrangement for its employees.

     In addition, exceptions to the general rule for nonnatural owners will apply with respect to:

(1)	policies acquired by an estate of a decedent by reason of the death of the decedent;

(2)	certain qualified policies;

(3)	policies purchased by employers upon the termination of certain qualified plans;

(4)	certain policies used in connection with structured settlement agreements; and

(5)
policies purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the policy and substantially equal periodic payments are made, not less frequently than annually, during the annuity period

Delayed Retirement Dates

     If the policy’s retirement date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., past age 85), it is possible that the policy would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the policy could be currently includable in the owner’s income.

     The remainder of this discussion assumes that the policy will be treated as an annuity contract for Federal income tax purposes.

Taxation of Withdrawals and Surrenders

     In the case of a withdrawal, amounts you receive are generally includable in income to the extent your policy value before the withdrawal exceeds your “investment in the contract” (defined below). All amounts includable in income with respect to the policy are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic partial withdrawal plan are treated as withdrawals. In the case of a surrender, amounts received are includable in income to the extent they exceed the “investment in the contract.” For these purposes, “the investment in the contract” at any time equals the total of the purchase payments made under the policy to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to qualified policies) less any amounts previously received from the policy which were not includable in income.

     Withdrawals and surrenders may be subject to a 10% penalty tax. (See “Penalty Tax on Premature Distributions.”) Withdrawals and surrenders may also be subject to Federal income tax withholding requirements. (See “Federal Income Tax Withholding.”)

Taxation of Annuity Payments

     Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the investment in the contract (defined above) you allocate to the variable annuity payment method when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the annuitant’s life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed annuity payment method, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the policy (determined under Treasury Department regulations).

     Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

     There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another within the meaning of Federal law. You should consult a tax advisor in those situations.

     Annuity income payments may be subject to Federal income tax withholding requirements. (See “Federal Income Tax Withholding.”)

Taxation of Proceeds Paid Upon Death

     Prior to the retirement date, we may distribute amounts from a policy because of the death of an owner or, in certain circumstances, the death of the annuitant (“death proceeds”). Such death proceeds are includable in income as follows:

(1)	if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

(2)	if distributed under an annuity payment method, they are taxed in the same manner as annuity income payments, as described above.

     After the retirement date, if a guaranteed period exists under a life income annuity payment method and the annuitant dies before the end of that period, payments we make to the beneficiary for the remainder of that period are includable in income as follows:

(1)	if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)
if distributed in accordance with the existing annuity payment method selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

      Death proceeds may be subject to Federal income tax withholding requirements. (See “Federal Income Tax Withholding.”)

Assignments, Pledges, and Gratuitous Transfers

     Other than in the case of qualified policies (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the policy value is treated for Federal income tax purposes as a withdrawal of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an owner transfers a policy without adequate consideration to a person other than the owner’s spouse (or to a former spouse incident to divorce), the owner will be required to include in income the difference between the “cash surrender value” and the investment in the contract at the time of transfer. In such case, the transferee’s investment in the contract will increase to reflect the increase in the transferor’s income. The exceptions for transfers to the owner’s spouse (or to a former spouse) are limited to individuals that are treated as spouses under Federal law.

Penalty Tax on Premature Distributions

     Where we have not issued the policy in connection with a qualified plan, there generally is a 10% penalty tax on the amount of any payment from the policy that is includable in income, unless the payment is:

(a)	received on or after the owner reaches age 59½;

(b)	attributable to the owner’s becoming disabled (as defined in the tax law);

(c)	made on or after the death of the owner or, if the owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)
made as part of a series of substantially equal periodic payments, not less frequently than annually, for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and a designated beneficiary (as defined in the tax law); or

(e)
made under a policy purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the policy and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

     Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain qualified policies.)

Aggregation of Policies

     In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a policy that is includable in income by combining some or all of the annuity policies a person owns that were not issued in connection with qualified plans. For example, if a person purchases this policy and also purchases at approximately the same time an immediate annuity issued by the same insurance company (or its affiliates), the IRS may treat the two policies as one policy. In addition, if a person purchases two or more deferred annuity policies from the same insurance company (or its affiliates) during any calendar year, all such policies will be treated as one policy for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the retirement date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Policies

     We may issue the policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional purchase payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

     If you exchange part of an existing policy for this policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either policy, the exchange may not be treated as a tax-free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.

     You should consult your tax advisor in connection with an exchange of all or part of an annuity policy for this policy, especially if you may receive a payment from either policy within 180 days after the exchange.

Medicare Hospital Insurance Tax on Certain Distributions

     Effective for tax years beginning after December 31, 2012, a new Medicare hospital insurance tax of 3.8% will apply to some types of investment income. While final regulations have not been issued, it appears that this tax will apply to all taxable distributions from nonqualified annuities. This new tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of Interest Deduction Where Policy Is Held By or For the Benefit of Certain Nonnatural Persons

     In the case of policies issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity’s general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the policy. However, this interest deduction disallowance does not affect policies where the income on such policies is treated as ordinary income that the owner received or accrued during the taxable year. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a policy, should consult a tax adviser.

Qualified Retirement Plans

In General

     The policies are also designed for use in connection with certain types of retirement plans, e.g., IRAs section 403(b) tax-sheltered annuities, which receive favorable treatment under the Code (“Qualified Plans”). Numerous special tax rules apply to the participants in Qualified Plans and to policies used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the policy with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and qualified policies often differ from Federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the policy in connection with Qualified Plans should seek competent advice.

     The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic partial withdrawals, withdrawals, and annuity income payments under qualified policies, there may be no investment in the contract and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

     In the case of qualified policies, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (“IRAs”), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70½. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your policy may increase the amount of the minimum required distribution that must be taken from your policy.

     There may be a 10% penalty tax on the taxable amount of payments from certain qualified policies. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)	received on or after the date the owner reaches age 59½;
(b)	received on or after the owner’s death or because of the owner’s disability (as defined in the tax law); or
(c)
made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and his designated beneficiary (as defined in the tax law).

     These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, exception “c” above for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor. Certain other exceptions to the 10% penalty tax not described herein also may apply.

     When issued in connection with a Qualified Plan, we will amend a policy as generally necessary to conform to the requirements of the plan. However, owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy. In addition, Protective Life shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the policy, unless Protective Life consents.

     Following are brief descriptions of various types of Qualified Plans in connection with which Protective Life may issue a policy.

Individual Retirement Accounts and Annuities

     Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this policy in connection with an IRA, the policy owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

     However, you may not use the policy in connection with a “Coverdell Education Savings Account” (formerly known as an “Education IRA”) under Section 530 of the Code, a “Simplified Employee Pension” under Section 408(k) of the Code, or a “Simple IRA” under Section 408(p) of the Code.

Roth IRAs

     Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” from a Roth IRA will be excludable from income.

     A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be either (1) made after the owner attains the age of 59½; (2) made after the owner’s death; (3) attributable to the owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the owner attains age 70½. A Roth IRA may accept a “qualified rollover contribution” from a (1) non-Roth IRA, (2) a “designated Roth account” maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

Pension and Profit-Sharing Plans

     Section 401(a) of the Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the policy in order to provide benefits under the plans. These types of plans may be subject to rules under Sections

401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the policy.

     Pension and profit sharing plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the policy is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial purchase payment on the plan’s compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the policy, e.g., fees that vary based on policy values, may affect the plan’s compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan’s tax favored status under the Code. Employers intending to use the policy in connection with such plans should seek competent advice.

Section 403(b) Annuity Policies

     Protective Life no longer issues policies under Section 403(b) of the Code (i.e., tax sheltered annuities or “TSAs”). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from Protective. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity policies for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Owners using the policies as a “Section 403(b) annuity policy” should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such policies.

Section 403(b) annuity policies contain restrictions on withdrawals of:

(i)	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
(ii)	earnings on those contributions; and
(iii)	earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

     These amounts can be paid only if the employee has reached age 59½, had a severance from employment, died, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship.

     Income tax regulations impose a written plan requirement and certain information sharing requirements on Section 403(b) policies (including Section 403(b) annuity policies and Section 403(b)(7) custodial accounts, subject to certain exceptions). In particular, a rollover to a Section 403(b) policy from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) policy for another Section 403(b) policy under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the policy is maintained. In addition, the issuer of the Section 403(b) policy and the employer maintaining the Section 403(b) plan generally must agree to provide each other, from time to time, with information necessary for the Section 403(b) policy, or any other contact to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. If these requirements are not met, there may be adverse tax consequences to the policy owner, including current taxation of amounts that would otherwise be tax deferred.

     In light of the limitations in the income tax regulations, Protective, without prior approval, will not accept rollovers, transfers, or exchanges into a Section 403(b) annuity policy. A rollover, transfer, or exchange from your Section 403(b) annuity policy with Protective to another Section 403(b) policy may be made only if the other Section 403(b) annuity policy is maintained pursuant to a Section 403(b) plan that permits the rollover, transfer, or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) policy, you should consult your tax advisor about the income tax consequences of the proposed transaction.

Direct Rollovers

     If your policy is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections 401(a) or 403(a) of the Code, is a Section 403(b) annuity policy, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any “eligible rollover distribution” from the policy will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity policy or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a “series of substantially equal periodic payments” made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

     Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the policy, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or Protective Life) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

Federal Income Tax Withholding

In General

     Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a policy unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments including surrenders prior to the retirement date and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident Aliens and Foreign Corporations

     The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

FATCA Withholding

     If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Voting Rights

     To the extent required by law, we will vote shares of Ivy Funds Variable Insurance Portfolios held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the Ivy Funds Variable Insurance Portfolios shares in our own right, we may elect to do so. Ivy Funds Variable Insurance Portfolios does not hold regular annual shareholder meetings.

     The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the retirement date, you hold a voting interest in each variable investment division to which policy value is allocated. After the retirement date, the person receiving variable annuity payments has the voting interest. After the retirement date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized. Please note that the effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

     The number of votes for a portfolio which are available will be determined as of the record date established by Ivy Funds Variable Insurance Portfolios. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Ivy Funds Variable Insurance Portfolios.

     Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage II policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Legal Proceedings

     Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Investment Distributors, Inc’s, Protective Life’s or the Variable Account’s financial position.

Financial Statements

     Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Administrative Office.

Condensed Financial Information

     The following table gives “per unit” information about the financial history of each variable investment division for the last ten years. This information should be read in conjunction with the Variable Account’s financial statements (including the notes thereto) included in the Statement of Additional Information.

ACCUMULATION UNIT VALUES

						Ivy	Ivy			Ivy
	Ivy		Ivy		Ivy	Funds	Funds		Ivy	Funds
	Funds	Ivy	Funds	Ivy	Funds	VIP	VIP	Ivy	Funds	VIP
	VIP	Funds	VIP	Funds	VIP	Inter-	Small	Funds	VIP	Science
	Money	VIP	High	VIP	Core	national	Cap	VIP	Asset	and
Investment Division:	Market	Bond	Income	Growth	Equity	Growth	Growth	Balanced	Strategy	Technology
December 31, 2003	1.849	2.942	2.917	5.985	2.943	1.783	3.228	1.968	1.957	3.025
December 31, 2004	1.845	3.029	3.177	6.128	3.196	2.015	3.656	2.124	2.197	3.485
December 31, 2005	1.875	3.050	3.228	6.755	3.453	2.326	4.090	2.211	2.706	4.050
December 31, 2006	1.938	3.151	3.528	7.033	4.004	2.789	4.259	2.437	3.223	4.330
December 31, 2007	2.010	3.300	3.632	8.769	4.524	3.353	4.791	2.746	4.603	5.337
December 31, 2008	2.013	3.284	2.811	5.532	2.921	1.920	2.884	2.148	3.384	3.491
December 31, 2009	2.037	3.484	4.083	6.974	3.594	2.417	3.856	2.412	4.195	4.984
December 31, 2010	2.021	3.662	4.649	7.782	4.308	2.750	4.924	2.800	4.518	5.571
December 31, 2011	2.003	3.895	4.850	7.876	4.340	2.526	4.362	2.867	4.155	5.202
December 31, 2012	1.985	4.083	5.702	8.800	5.101	2.955	4.547	3.175	4.907	6.590

ACCUMULATION UNITS OUTSTANDING

						Ivy	Ivy			Ivy
	Ivy		Ivy		Ivy	Funds	Funds		Ivy	Funds
	Funds	Ivy	Funds	Ivy	Funds	VIP	VIP	Ivy	Funds	VIP
	VIP	Funds	VIP	Funds	VIP	Inter-	Small	Funds	VIP	Science
	Money	VIP	High	VIP	Core	national	Cap	VIP	Asset	and
Investment Division:	Market	Bond	Income	Growth	Equity	Growth	Growth	Balanced	Strategy	Technology
December 31, 2003	12,349,135	25,993,403	19,876,552	65,026,176	107,559,404	43,547,685	47,637,635	37,204,739	22,121,427	34,109,477
December 31, 2004	7,948,630	19,817,399	17,147,998	55,710,891	90,709,029	36,986,011	40,544,095	33,239,648	21,008,820	29,978,985
December 31, 2005	7,164,720	17,354,525	14,876,785	47,739,903	77,827,207	33,273,464	35,048,619	28,733,101	23,627,956	26,350,308
December 31, 2006	5,761,009	15,007,533	13,139,755	40,105,286	65,683,581	29,786,955	28,533,390	24,039,768	26,370,013	21,847,985
December 31, 2007	6,490,834	13,825,938	10,680,019	31,052,456	50,886,939	23,768,595	21,258,315	18,470,575	22,916,970	16,520,470
December 31, 2008	7,943,987	11,783,572	7,934,918	23,780,650	38,716,377	17,749,508	15,919,214	13,454,074	18,171,194	12,468,421
December 31, 2009	5,744,366	9,916,823	6,771,870	19,261,280	31,268,862	14,459,535	13,046,940	10,216,310	15,082,570	10,573,230
December 31, 2010	3,715,433	8,692,626	5,839,699	16,078,244	26,314,936	12,114,178	10,979,355	8,496,687	12,519,226	8,941,767
December 31, 2011	3,101,142	7,650,834	4,977,645	13,246,195	21,889,253	9,742,200	8,966,130	6,878,014	10,109,930	7,217,465
December 31, 2012	2,418,226	6,839,920	4,314,122	10,874,091	18,043,671	8,139,693	7,439,737	5,849,356	8,353,728	5,991,096

Statement of Additional Information Table of Contents

     A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

Table of Contents

The Policy	3
Accumulation Units	3
Annuity Units	3
Net Investment Factor	3
Determination of Annuity Payments	4
Fixed Annuity Payments	4
Variable Annuity Payments	4
The Contract.	5
Misstatement of Age or Sex	5
Annual Report	5
Non-Participation	5
Ownership	5
Beneficiary	5
Change of Owner or Beneficiary	5
Assignment.	6
Incontestability	6
Evidence of Survival	6
Addition, Deletion or Substitution of Investments	6
Distribution of the Policy	6
Safekeeping of Variable Account Assets	7
State Regulation	7
Records and Reports	7
Legal Matters	8
Experts.	8
Potential Conflicts of Interest	8
Other Information	9
Financial Statements	9

     This Prospectus sets forth information about the Advantage II Variable Annuity Policy that a prospective investor should know before investing. The Statement of Additional Information contains more detailed information about the policy and the Variable Account. This Statement of Additional Information is available upon request at no charge. To obtain such information, return this request form to the address shown below.

TO: Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

Please send me a Statement of Additional Information for the Advantage II Variable Annuity.

Name _______________________________________________________________

Address _____________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

Telephone (____) ______________________